                                                                    EXHIBIT 99.5

                          FOURTH SUPPLEMENTAL INDENTURE

                  This Fourth Supplemental Indenture, dated as of December 31, 2005 (this "Supplemental Indenture"), among Ispat Inland ULC, a Nova Scotia unlimited liability company (the "Issuer"), the Guarantors, Mittal Steel USA ISG Inc. ("ISG") and LaSalle Bank National Association, as Trustee under the Indenture referred to below.

                                   WITNESSETH:

                  WHEREAS, the Issuer, the Guarantors and the Trustee have heretofore executed and delivered an Indenture, dated as of March 25, 2004 (as heretofore amended, supplemented, waived or otherwise modified, the "Indenture"), providing for the issuance of Senior Secured Floating Rate Notes due 2010 and 9 3/4% Senior Secured Notes due 2014 of the Issuer (together, the "Notes");

                  WHEREAS, Ispat Inland Inc. ("Inland"), a Guarantor under the Indenture, will be merging with and into ISG, with ISG as the Successor Company;

                  WHEREAS, Section 10.04 of the Indenture provides that (i) if Inland forms or acquires a domestic Restricted Subsidiary which, or (ii) if any domestic Restricted Subsidiary of Inland on the Issue Date at any time following the Issue Date, in each case, (x) incurs Indebtedness other than Indebtedness owed to or a Guarantee in favor of Inland or a Guarantor or (y) owns net assets (other than intercompany receivables owing from Inland to a Restricted Subsidiary) with a fair market value in excess of $5.0 million (as determined by the Board of Directors of Inland) (in each case, other than a Securitization Subsidiary), Inland will cause such Restricted Subsidiary to execute a supplemental indenture pursuant to which such Subsidiary shall issue a Note Guarantee;

                  WHEREAS, pursuant to Section 10.04 of the Indenture, ISG Cleveland Inc., a Delaware corporation, ISG Weirton Inc., a Delaware corporation, ISG Hennepin Inc., a Delaware corporation, ISG Indiana Harbor Inc., a Delaware corporation, ISG Warren Inc., a Delaware corporation, ISG Riverdale Inc., a Delaware corporation, ISG Venture Inc., a Delaware corporation, ISG Plate LLC, a Delaware limited liability company, ISG Sparrows Point LLC, a Delaware limited liability company, ISG Steelton LLC, a Delaware limited liability company, ISG Lackawanna LLC, a Delaware limited liability company, ISG Burns Harbor LLC, a Delaware limited liability company, ISG Columbus Coatings LLC, a Delaware limited liability company, ISG Georgetown Inc., a Delaware corporation, ISG Railways Inc., a Delaware corporation, ISG Hibbing Inc., a Delaware corporation, Hibbing Taconite Holding Inc., a Minnesota corporation, ISG Acquisition Inc., a Delaware corporation, ISG Real Estate Inc., a Delaware corporation and Tow Path Valley Business Park Development Company, a Delaware corporation, (together, the "Additional Guarantors") are required to execute a supplemental indenture pursuant to which such Additional Guarantors shall issue a Note Guarantee;

                  WHEREAS, pursuant to Section 8.01 of the Indenture, the Issuer, the Guarantors and the Trustee are authorized to execute and deliver this Supplemental Indenture to amend or supplement the Indenture, without the consent of any Holder;



                                       1
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                  WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of each of the Issuer, the Guarantors and the Trustee;

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.1 Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words "herein," "hereof" and hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

                                   ARTICLE II

                                 NOTE GUARANTEE

                  SECTION 2.1 Agreement to be Bound as Guarantor. Each Additional Guarantor hereby becomes a party to the Indenture, as Guarantor of the Notes, and as such may exercise every right and power of, a Guarantor under the Indenture and shall be subject to all of the obligations and agreements of a Guarantor under the Indenture. Each Additional Guarantor shall issue a Note Guarantee substantially in the form provided in Exhibit F to the Indenture.

                  SECTION 2.2 Trustee's Acceptance. The Trustee hereby agrees to accept this Supplemental Indenture and agrees, from and after the effective time of this Supplemental Indenture, to perform the same under the terms and conditions set forth in the Indenture.

                                   ARTICLE III

                                  MISCELLANEOUS

                  SECTION 3.1 Notices. All notices and other communications to the Issuer or any Guarantor shall be given in the manner provided in the Indenture to the Issuer or such Guarantor at the address set forth below:

                  Mittal Steel USA Inc.
                  4020 Kin Ross Lakes Parkway
                  Richfield, OH 44286
                  Attention: General Counsel
                  Fax: (330) 659-7626

                  With copies to:



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                  Shearman & Sterling LLP
                  Broadgate West
                  9 Appold Street
                  London, United Kingdom
                  EC2A 2AP
                  Attention:  Richard J.B. Price
                  Fax: +44 20 7655 5485

                  and to:

                  Mayer Brown Rowe & Maw LLP
                  190 South LaSalle Street
                  Chicago, IL  60603
                  Attention:  J. Trent Anderson
                  Fax: (312) 706-8101



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                  SECTION 3.2 Benefits of Supplemental Indenture. Nothing
expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the parties hereto and their successors hereunder and the Holders, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

                  SECTION 3.3 Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 3.4 Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

                  SECTION 3.5 Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

                  SECTION 3.6 Headings. The headings of the Articles and the Sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                  SECTION 3.7 Trust Indenture Act Controls. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Supplemental Indenture by the TIA, the provision required by the TIA shall control.

                  SECTION 3.8 Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 3.9 Successors. All agreements of ISG in this Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.



               [Page Intentionally Left Blank; Signatures Follow]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed as of the date first above written.

                                            ISPAT INLAND U.L.C.,
                                            as Issuer


                                            By:  /s/ Richard Leblanc
                                                 -------------------------------
                                                 Name:  Richard Leblanc
                                                 Title: Secretary



                                            MITTAL STEEL USA ISG INC.,
                                            as Successor Company


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: General Counsel and
                                                        Secretary



                                            MITTAL STEEL COMPANY N.V.,
                                            as Guarantor


                                            By:  /s/ H.J. Scheffer
                                                 -------------------------------
                                                 Name:  H.J. Scheffer
                                                 Title: Company Secretary



                                            ISPAT INLAND INC.,
                                            as Guarantor


                                            By:  /s/ T.A. McCue
                                                 -------------------------------
                                                 Name:  T.A. McCue
                                                 Title: Treasurer



                                            BURNHAM TRUCKING COMPANY, INC.,
                                            as Guarantor


                                            By:  /s/ T.A. McCue
                                                 -------------------------------
                                                 Name:  T.A. McCue
                                                 Title: Vice President and
                                                        Assistant Treasurer



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                                            INCOAL COMPANY,
                                            as Guarantor


                                            By:  /s/ Marc R. Jeske
                                                 -------------------------------
                                                 Name:  M.R. Jeske
                                                 Title: Secretary



                                            ISPAT INLAND MINING COMPANY,
                                            as Guarantor


                                            By:  /s/ T.A. McCue
                                                 -------------------------------
                                                 Name:  T.A. McCue
                                                 Title: Treasurer



                                            ISPAT INLAND SERVICE CORP.,
                                            as Guarantor


                                            By:  /s/ T.A. McCue
                                                 -------------------------------
                                                 Name:  T.A. McCue
                                                 Title: Treasurer



                                            ISPAT INLAND, L.P.,
                                            as Guarantor


                                            By:  /s/ Denis Fraser
                                                 -------------------------------
                                                 Name:  Denis Fraser
                                                 Title: Director



                                            3019693 NOVA SCOTIA U.L.C.,
                                            as Guarantor


                                            By:  /s/ Richard Leblanc
                                                 -------------------------------
                                                 Name:  Richard Leblanc
                                                 Title: Secretary



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                                            ISPAT INLAND FINANCE, LLC,
                                            as Guarantor


                                            By:  /s/ T.A. McCue
                                                 -------------------------------
                                                 Name:  T.A. McCue
                                                 Title: Manager



                                            ISG CLEVELAND INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG WEIRTON INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG HENNEPIN INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG INDIANA HARBOR INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary

                                            ISG WARREN INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG RIVERDALE INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG VENTURE INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary




                                            ISG PLATE LLC,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary


                                            ISG SPARROWS POINT LLC,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary

                                            ISG STEELTON LLC,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG LACKAWANNA LLC,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG BURNS HARBOR LLC,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG COLUMBUS COATINGS LLC,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG GEORGETOWN INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



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                                            ISG RAILWAYS INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG HIBBING INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            HIBBING TACONITE HOLDING INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG ACQUISITION INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            ISG REAL ESTATE INC.,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary

                                            TOW PATH VALLEY BUSINESS PARK
                                            DEVELOPMENT COMPANY,
                                            as Guarantor


                                            By:  /s/ Carlos M. Hernandez
                                                 -------------------------------
                                                 Name:  Carlos M. Hernandez
                                                 Title: Vice President and
                                                        Secretary



                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            as Trustee


                                            By:  /s/ Gregory S. Clarke
                                                 -------------------------------
                                                 Name:  Gregory S. Clarke
                                                 Title: Vice President